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                                          As filed pursuant to Rule 497
                                          under the Securities Act of 1933
                                          Registration No. 33-19293 and 811-5474


                       PRESIDENTIAL LIFE INSURANCE COMPANY

                    PRESIDENTIAL VARIABLE ANNUITY ACCOUNT ONE
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     SUPPLEMENT DATED NOVEMBER 29, 2001 TO THE PRESIDENTIAL ICAP PROSPECTUS
                                DATED MAY 1, 2001
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        The following information supplements all references in the Prospectus with regard to the HIGH YIELD BOND VARIABLE PORTFOLIO (the "Variable
Portfolio"):

        On November 29, 2001, the Board of Trustees of Anchor Series Trust (the "Trust") approved the liquidation of the High Yield Bond Portfolio ("Portfolio") effective December 21, 2001. The Portfolio is closing due to a consistent decline in the Portfolio's assets over the past year. When assets drop below a critical level, trading within the Portfolio becomes increasingly expensive and can eventually affect performance. The Board voted to close the Portfolio before anticipated adverse performance could affect shareholders. We are taking the actions described below to protect policy owner interests.

        The Portfolio is closed to any new and subsequent Purchase Payments effective November 29, 2001. If you have assets in High Yield Variable Portfolio, you should transfer all assets to any other available investment option in your contract by December 21, 2001. Any remaining monies in the Portfolio as of December 21, 2001, will be moved to an interest bearing cash bank account held within High Yield Variable Portfolio. You will earn a nominal interest rate on monies in this bank account and a portion of the interest may be offset by contract charges. You will continue to incur a mortality and expense risk charge on the High Yield Variable Portfolio assets. Anchor's action in holding the resulting cash through the High Yield Variable Portfolio in a bank account is intended as a short-term defensive measure to protect policy owner assets. If you have failed to transfer your interests before December 21, 2001, you should do so as soon as possible thereafter.

        When you transfer any assets from the High Yield Variable Portfolio, the transfer will not result in a transfer charge or be counted against the number of free transfers per year.



Date: November 29, 2001